SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 30, 2004

                _________________________________________________
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


            Nevada                    0-14306                   84-0928627
________________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ______________________________________________________
              (Registrant's telephone number, including area code)

ITEM  2      ACQUISITION  OR  DISPOSITION  OF  ASSETS

As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2004 (the "Initial 8-K"), the Registrant completed the acquisition of the remaining 40% membership equity interest of Brunetti DEC, LLC ("Brunetti DEC") on January 30, 2004.

ITEM  7  FINANCIAL  STATEMENTS  AND  EXHIBITS


A.   Pro-Forma  Financial  Information

     Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosures contained in the Initial 8-K. Attached hereto are the unaudited pro forma condensed consolidated balance sheet as of December 31, 2003 and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2003 and the three months ended December 31, 2003, reflecting the acquisition of Brunetti DEC, and including the notes to the unaudited pro forma financial statements.

B.   Exhibits


        10.01 Equity Purchase Agreement, dated January 30, 2004, by and between the Registrant and Messrs. Brunetti and Beall.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April  14,  2004                      INTERCELL INTERNATIONAL
                                                   CORPORATION




                                             /s/  Kristi  J.  Kampmann
                                             -------------------------
                                             Kristi  J.  Kampmann,
                                             Chief  Financial  Officer

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


On January 30, 2004, Intercell International Corporation (the "Registrant") acquired the remaining 40% equity interest in its majority owned subsidiary Brunetti DEC, LLC, a Colorado limited liability company ("Brunetti DEC") in exchange for a $300,000 cash contribution. The $300,000 is to be used by Brunetti for operations. The acquisition was accounted for as a purchase. There was no significant accounting policy differences or other items which required adjustment in the accompanying unaudited pro forma consolidated financial statements. The Company acquired an initial 60% membership interest in Brunetti DEC on October 20, 2003, which was reported in a Form 8-K filed with the SEC on October 22, 2003.

In connection with the acquisition, the owners of the remaining 40% equity interest of Brunetti DEC, Messrs. Beal and Brunetti each received a stock option under the Registrant's 1995 Compensatory Stock Option Plan, to purchase up to 500,000 shares of the Registrant's common stock. These stock options have a term of ten years, an exercise price of $0.41 per share, and provide for a cashless exercise. Neither option is eligible to be exercised for a period of one year.

Brunetti DEC is a Denver, Colorado-based company that provides consulting, design, engineering and construction services designed to enable and enhance voice, data and video communications through wireless systems. Brunetti DEC provides services primarily to state, municipal and local governments.

The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the acquisition as if it had been consummated on December 31, 2003. The accompanying unaudited condensed pro forma consolidated statements of operations for the fiscal year ended September 30, 2003 and the three months ended December 31, 2003, give effect to the acquisition as if it had been consummated on October 1, 2002 and October 1, 2003, respectively.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Brunetti DEC (included in a Form 8-K/A filed with the SEC on January 5, 2004) as well as those of the Registrant. The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Registrant believes are reasonable.

A preliminary allocation of the purchase price was made to major categories of assets and liabilities. The actual allocation of the purchase price and the resulting effect on income (loss) from operations may differ significantly from the pro forma amounts included herein. The pro forma adjustments represent the Registrant's preliminary determination of the purchase accounting adjustments and are based upon available information and certain assumptions that the Registrant believes to be reasonable. Consequently, the amounts reflected in the unaudited pro forma condensed consolidated financial statements are subject to change, and the final amounts may differ substantially.

                              INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES
                            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  DECEMBER 31, 2003


                                                              Historical
                                                             -------------
                                                               Intercell
                                                             International   Pro forma          Pro forma
ASSETS                                                        Corporation   adjustments        consolidated
                                                             -------------  ------------       ------------
Cash and cash equivalents                                    $     575,000  $                  $    575,000
Accounts receivable, net                                             3,032                            3,032
Notes receivable, related party                                    135,000                          135,000
Prepaid investor relation services                                  65,789                           65,789
                                                             -------------  ------------       ------------
   Total current assets                                            778,821                          778,821
                                                             -------------  ------------       ------------

Property and equipment, net                                         23,476                           23,476
                                                             -------------  ------------       ------------

Investment in Brunetti, DEC                                                     300,000   (a)
                                                                               (300,000)  (a)
Deposits                                                             3,167                            3,167
Investment securities available for sale                            41,218                           41,218
Intangible assets, client contracts and relationships, net         582,726      251,586   (a)       834,312
                                                             -------------  ------------       ------------
                                                                   627,111      251,586             878,697
                                                             -------------  ------------       ------------

   Total assets                                              $   1,429,408  $   251,586        $  1,680,994
                                                             =============  ============       ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                                             $     221,126   $                 $    221,126
Accrued liabilities                                                 19,218                           19,218
Accrued liabilities, related party                                   5,534                            5,534
Lines of credit                                                     14,465                           14,465
Derivative instruments                                              33,000                           33,000
                                                             -------------  ------------       ------------
   Total liabilities (all current)                                 293,343                          293,343
                                                             -------------  ------------       ------------

   Stockholders' equity                                          1,136,065      251,586   (a)     1,387,651
                                                             -------------  ------------       ------------




   Total liabilities and stockholders' equity                $   1,429,408  $   251,586        $  1,680,994
                                                             =============  ============       ============

  See notes to unaudited pro forma condensed consolidated financial statements.

                                     INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                             THREE MONTHS ENDED DECEMBER 31, 2003


                                                                        Historical
                                                              ------------------------------
                                                                Intercell     Brunetti DEC,
                                                              International        LLC         Pro forma           Pro forma
                                                               Corporation    (October 2003)  adjustments        consolidated
                                                              --------------  --------------  ------------       -------------
Revenues                                                      $      40,676   $     171,793   $                  $    212,469
Cost of revenues                                                     63,856         211,693                           275,549
                                                              --------------  --------------  ------------       -------------

Gross profit (deficit)                                              (23,180)        (39,901)                          (63,081)
                                                              --------------  --------------  ------------       -------------


Operating expenses                                                 (404,434)        (89,093)      (38,103)  (b)      (551,630)
                                                                                                  (20,000)  (d)
                                                              --------------  --------------  ------------       -------------

Loss from operations                                               (427,614)       (128,994)      (58,103)           (614,711)
                                                              --------------  --------------  ------------       -------------

Other income (expense):
     Interest income                                                  1,934                                             1,934
     Gain on sale and exchange of affiliate stock and other         261,115                                           261,115
     Interest expense                                                  (547)           (868)                           (1,415)
     Minority interest in loss of subsidiary                         54,944                       (54,944)  (f)
                                                              --------------  --------------  ------------       -------------
                                                                    317,446            (868)      (54,944)            261,634
                                                              --------------  --------------  ------------       -------------

Net loss                                                      $    (110,168)  $    (129,862)  $  (113,047)       $   (353,077)
                                                              ==============  ==============  ============       =============


Basic and diluted net loss per common share                   $           *                                      $      (0.02)
                                                              ==============                                     =============

Weighted average number of common
  shares outstanding                                             17,386,004                                        17,386,004
                                                              ==============                                     =============

* Less than ($0.01) per share.

  See notes to unaudited pro forma condensed consolidated financial statements.

                               INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES
                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                        YEAR ENDED SEPTEMBER 30, 2003


                                               Historical
                                             --------------
                                               Intercell
                                             International   Brunetti DEC,    Pro forma           Pro forma
                                              Corporation         LLC        adjustments        consolidated
                                             --------------  --------------  ------------       -------------
Revenues                                     $               $     975,382   $                  $    975,382
Cost of revenues                                                  (482,280)                         (482,280)
                                             --------------  --------------  ------------       -------------

Gross profit                                                       493,102                           493,102
                                             --------------  --------------  ------------       -------------

Operating expenses                                (254,011)       (532,455)     (289,530)  (b)    (1,265,996)
                                                                                 (70,000)  (c)
                                                                                (120,000)  (d)

                                             --------------  --------------  ------------       -------------

Loss from operations                              (254,011)        (39,353)     (479,530)           (772,894)
                                             --------------  --------------  ------------       -------------

Other income (expense):
     Interest Income                                   830                                               830
     Gain on investments                            99,225                                            99,225
     Interest expense                                  (96)        (22,392)                          (22,488)
     Other                                         (60,451)                                          (60,451)
                                             --------------  --------------  ------------       -------------
                                                    39,508         (22,392)                           17,116
                                             --------------  --------------  ------------       -------------

Net loss                                     $    (214,503)  $     (61,745)  $  (479,530)       $   (755,778)
                                             ==============  ==============  ============       =============

Basic and diluted net loss per common share  $       (0.02)                                     $      (0.04)
                                             ==============                                     =============

Weighted average number of common
  shares outstanding                             8,669,662                    10,720,548   (e)    19,390,210
                                             ==============                                     =============

  See notes to unaudited pro forma condensed consolidated financial statements.

              INTERCELL INTERNATIONAL CORPORATION AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
BALANCE SHEET AS OF DECEMBER 31, 2003, AND STATEMENTS OF OPERATIONS FOR THE YEAR
                          ENDED SEPTEMBER 30, 2003 AND
                    THE THREE MONTHS ENDED DECEMBER 31, 2003


On October 20, 2003, Intercell International Corporation (the "Registrant" or, the "Company") acquired a controlling 60% equity interest in Brunetti DEC, LLC ("Brunetti DEC"), as reported in a Form 8-K filed with the SEC on October 22, 2003. The acquisition was accounted for using the purchase method of accounting. The Company and Brunetti DEC agreed to utilize an acquisition date of October 31, 2003, for accounting purposes. On January 30, 2004, the Company acquired the remaining 40% equity interest in Brunetti DEC.

The historical unaudited condensed consolidated financial information of Intercell includes the accounts of Brunetti DEC as of December 31, 2003, and for the period from November 1, 2003 through December 31, 2003. The historical unaudited statement of operations information of Brunetti DEC presented in the pro forma statement of operations for the three months ended December 31, 2003, represents Brunetti DEC's results of operations from October 1, 2003 through October 31, 2003.

Adjustments to the accompanying unaudited pro forma condensed consolidated financial statements are as follows:

(A) This entry is recorded to reflect the January 30, 2004 acquisition of the remaining 40% equity interest in Brunetti DEC, in exchange for a cash contribution of $300,000. The purchase price and historical book value are as follows:

    Purchase  Price:

      Cash  paid                                         $ 300,000
      Less  book  value  of  40%  equity  acquired
        (including  $300,000)                             ( 48,414)
                                                         ----------
      Purchase  price  in  excess  of
       equity  acquired                                  $ 251,586
                                                         ==========

    Preliminary  allocation  of  purchase  price
     in  excess  of  40%  equity  interest,  allocated
      to  client  contracts  and  relationship           $ 251,586
                                                         ==========

In conjunction with the acquisition, the Company issued options to purchase up to 1,000,000 shares of Intercell common stock, under the Company's registered stock option plan, to officers of Brunetti DEC. The options have an exercise price of $0.41 per share (the closing market price on the day of issuance), a term of 10 years, and provide for a cashless exercise. Neither option is eligible to be exercised for a one-year period.

In accordance with the Company's accounting policies, the Company accounted for this stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB No. 25). As a result, because the exercise price per share was equivalent to the quoted market price per share, no compensation expense has been recorded in the pro forma statements of operations.

Had compensation cost for this stock-based transaction been determined based on the fair value at the grant date consistent with the provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-based Compensation, the fair value of the options at the date of grant is estimated to be $410,000, based upon the Black Scholes option-pricing model utilizing an expected risk free interest rate of 1.84%, an expected stock volatility of 475%, an expected dividend yield of 0% and an expected two-year life of the options. Pro forma net loss applicable to common shareholders would have increased by $410,000 ($0.02 per common share) for the fiscal year ended September 30, 2003 and the three months ended December 31, 2003.

(B) This entry is recorded to recognize amortization expense on the identifiable intangible assets (preliminarily allocated to client contracts and relationships). Identifiable intangible assets consist of $617,000 recorded in the original 60% equity acquisition, which occurred in October 2003, and $251,586 in connection with the acquisition of the remaining 40% interest. Amortization expense is calculated on the straight-line method over a period of three years, for an annual amortization adjustment of $289,530 (quarterly amortization of $72,380, of which $34,277 is recorded in the historical operations for Intercell for the three months ended December 31, 2003).

(C) This entry is recorded to recognize commission expense recognized by Brunetti DEC in connection with a payment of a 10% finders fee to a third party in connection with the 60% equity acquisition (reflected in the Intercell historical information for the three months ended December 31, 2003).

(D) In conjunction with the 40% acquisition, effective January 30, 2004, Messrs. Beal and Brunetti each received a $10,000 bonus. In conjunction with the original 60% acquisition, effective October 20, 2003, Brunetti DEC entered into 5-year employment agreements with Messrs. Beal and Brunetti, in which each received a $50,000 signing bonus, and each is entitled to a base salary of $144,000 per year, subject to annual cost of living adjustments. In addition, each is entitled to an annual bonus in an amount equal to 2.5% of pretax earnings of Brunetti DEC for the prior fiscal year, not to exceed $50,000 per year. This adjustment reflects these signing bonuses; $120,000 for the year ended September 30, 2003; and $20,000 for the three moths ended December 31, 2003 ($100,000 is reflected in the Intercell historical financial information for the three months ended December 31, 2003). Base compensation pursuant to the employment agreements is not materially different from historical compensation expense.

(E) The weighted average number of common shares has been adjusted to reflect the October 2003 issuance of 10,750,000 shares that occurred in connection with a private equity financing, in which funds were used by the Company to acquire the initial 60% equity interest in Brunetti DEC. The adjustment is to reflect the issuance as if it occurred at the beginning of the period.

(F) This entry is recorded to eliminate the 40% Brunetti DEC minority interest recorded for the three months ended December 31, 2003.

Brunetti DEC is a Limited Liability Company and is not subject to income taxes. Instead, each member is taxed on their proportionate share of the company's taxable income. Therefore, the historical statements of operations of Brunetti

DEC do not reflect an income tax provision (benefit). The expected pro forma income tax benefit for the year ended September 30, 2003 and the three months ended December 31, 2003 is reduced to $0, based on a pro forma valuation allowance applied to the net deferred tax assets.